                                                                      EXHIBIT 24

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1995.

                                                 /s/  ROBERT CARSWELL
                                          --------------------------------------
                                                     Robert Carswell

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of May, 1995.

                                               /s/  JEWEL PLUMMER COBB
                                          --------------------------------------
                                                    Jewel Plummer Cobb

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of May, 1995.

                                                   /s/  JANE EVANS
                                          --------------------------------------
                                                        Jane Evans

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of May, 1995.

                                                 /s/  DONALD V. FITES
                                          --------------------------------------
                                                     Donald V. Fites

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.

                                             /s/  HARVEY C. FRUEHAUF, JR.
                                          --------------------------------------
                                                 Harvey C. Fruehauf, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of May, 1995.

                                               /s/  RICHARD V. GIORDANO
                                          --------------------------------------
                                                   Richard V. Giordano

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of May, 1995.

                                                 /s/  DAVID R. GOODE
                                          --------------------------------------
                                                      David R. Goode

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of May, 1995.

                                              /s/  T. MARSHALL HAHN, JR.
                                          --------------------------------------
                                                  T. Marshall Hahn, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1995.

                                               /s/  M. DOUGLAS IVESTER
                                          --------------------------------------
                                                    M. Douglas Ivester

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1995.

                                                 /s/  FRANCIS JUNGERS
                                          --------------------------------------
                                                     Francis Jungers

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of May, 1995.

                                                /s/  ROBERT E. MCNAIR
                                          --------------------------------------
                                                     Robert E. McNair

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of May, 1995.

                                                /s/  LOUIS W. SULLIVAN
                                          --------------------------------------
                                                    Louis W. Sullivan

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) a Registration Statement on Form S-8 covering 30,000 shares of the Common Stock of the Corporation related to the 1995 Outside Directors Stock Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of May, 1995.

                                                /s/  JAMES B. WILLIAMS
                                          --------------------------------------
                                                    James B. Williams